Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

23. Subsequent events

On January 21, 2021, the Company approved the grant of 75,000 share options to certain board members.

January 22, 2021, the Corporation announced that it will hold its annual meeting of shareholders on June 29, 2021, at which, in addition to normal course matters, it will address matters contained in a requisition for a special meeting submitted to the Corporation by certain shareholders of the Corporation claiming to hold in excess of 5.1% of the Corporation's class B subordinated voting shares, including two directors of the Corporation. These shareholders are seeking to reduce the size of the Corporation's board of directors to five, and to replace six of the incumbent directors with three directors selected by such shareholders.

The annual meeting date of June 29, 2021 was contested by certain shareholders and, pursuant to a decision by the Superior Court of Justice, province of Ontario, issued on March 5, 2021, the annual meeting of shareholders and special meeting of the shareholders has been set for May 14, 2021. Furthermore, the annual meeting of shareholders shall be conducted by an independent chair and Class B Common Shares issued on February 17, 2021, to certain directors and officers of the Company will not be allowed to vote at the meeting.

From February 1, 2021 to February 10, 2021, the Company issued 7,356,326 Class B Common Shares through the Equity Distribution Agreement with A.G.P/Alliance Global Partners for gross proceeds of $19,770,762.

On February 11, 2021, the Company entered into an Equity Distribution Agreement (the "Equity Distribution Agreement") with A.G.P./Alliance Global Partners. Under the Sales Agreement the Company may, at its discretion and from time-to-time during the term of the Sales Agreement, sell, through the Sales Agent, Class B Subordinate Voting Shares of the Company, with an aggregate offering price of up to $20,000,000.

From February 11, 2021 to March 12, 2021, the Company issued 7,247,288 Class B Common Shares through the Equity Distribution Agreement with A.G.P/Alliance Global Partners for gross proceeds of $18,167,511.

On February 17, 2021, the Company issued 1,349,764 Class B Common Shares to certain directors and officers of the Company. The fair value of the shares based on the February 17, 2021 closing share price of $2.65 per Class B Common Share was $3,576,875.

Effective March 1, 2021, Randell Mack was appointed as President of FSD Biosciences and Dr. Ed Brennan was name Chief Medical Officer of the Company.

In March 2021, the Corporation entered into a license agreement ("Innovet License Agreement") with Innovet Italia S.R.L. ("Innovet"), under which Innovet granted the Company a license to use ultra-micro PEA to develop FDA approved veterinary drugs for the treatment of gastro-intestinal diseases in canines and felines. Under the Innovet License Agreement, the Corporation is required to make payments to Innovet upon the achievement of certain milestones.